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                                                                     EXHIBIT 32

(a) Certification by President of Quarterly Report

                        CERTIFICATION OF QUARTERLY REPORT

I, Robert B. Kay, President of Key Components, LLC and Key Components Finance Corp. (collectively, the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2004


/s/ Robert B. Kay
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Robert B. Kay
President



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(b) Certification by Chief Financial Officer of Quarterly Report

                        CERTIFICATION OF QUARTERLY REPORT

I, Keith A. McGowan, Chief Financial Officer of Key Components, LLC and Key Components Finance Corp. (collectively, the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Quarterly Report on Form 10-Q of the Company for the period ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2004

/s/ Keith A. McGowan
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Keith A. McGowan
Chief Financial Officer